LEASES (Details Narrative) - USD ($) $ in Thousands	1 Months Ended
	Jul. 31, 2017	Oct. 31, 2016	Dec. 31, 2021
Leases
Operating lease description		the Company entered into a long-term lease contract for approximately $2.2 million over 7 years commencing May 2017 for a new facility in Modi’in, Israel with the option to extend for an additional two periods of three years each
Operating lease		$ 2,200	$ 2,352
Operating lease term		7 years
Security deposit		$ 400
Finance lease description	the Company entered into a long-term lease contract for approximately $1.1 million over 3 years commencing April 2018 for a laboratory water purification system used in our manufacturing process
Finance lease	$ 1,100
Finance lease term	3 years